UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Portillo’s Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Portillo's Inc. Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
AGAINST ON PROPOSAL 4

1.Election of Directors
1.01Michael Osanloo
1.02Ann Bordelon
1.03Paulette Dodson
1.04Noah Glass
1.05Gerard J. Hart
1.06Jack Hartung
1.07Joshua A. Lutzker
1.08Michael A. Miles, Jr.

2.Advisory Vote on Executive Compensation
3.Ratify Deloitte & Touche LLP to be our independent registered public accounting firm for the fiscal year ending December 28, 2025
4.Shareholder Proposal, if properly presented